Summary Prospectus	March 1, 2023
AMG Beutel Goodman International Equity Fund

Class N: APINX	Class I: APCTX	Class Z: APCZX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at
https://www.amgfunds.com/resources/order_literature.html. You can also get this information at no cost by calling 1-800-548-4539 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated March 1, 2023, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The Fund seeks to provide capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee	0.54%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.55%	0.50%	0.40%
Total Annual Fund Operating Expenses	1.34%	1.04%	0.94%
Fee Waiver and Expense Reimbursements[1]	(0.16)%	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.18%	0.88%	0.78%
1AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2024, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.76% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2024. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$120	$409	$719	$1,599
Class I	$90	$315	$558	$1,257
Class Z	$80	$284	$504	$1,140
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in equity securities of non-U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund may invest in securities of any market capitalization.
Beutel, Goodman & Company Ltd., the subadviser to the Fund (“Beutel Goodman” or the “Subadviser”), uses a value-based investment process and fundamental, bottom-up research in selecting investments for the Fund. The Fund seeks to invest in companies at discounts to their intrinsic value, which is defined as the present value of sustainable free cash flow (cash that is available to a company after paying out the money needed to maintain or expand its operations). Beutel Goodman seeks companies whose management, in Beutel Goodman’s view, has consistently demonstrated a commitment to create shareholder value through the sustainable generation of free cash flow

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AMG Beutel Goodman International Equity Fund SUMMARY PROSPECTUS

without undue financial leverage. Beutel Goodman also analyzes company management’s track record of capital investments and track record of returning cash to shareholders. The Subadviser leverages deep investment experience to identify companies that exhibit strong free cash flow, a competitive industry position, and a healthy balance sheet.
Under normal circumstances, the Fund invests at least 40% (or if conditions are not favorable, in the view of Beutel Goodman, at least 30%) of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a non-U.S. issuer. The Fund considers a company to be a non-U.S. issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S. The Fund may invest in securities of issuers located in any country outside the U.S., including developed and emerging market countries. The Fund may invest up to 15% of its net assets in emerging market countries.
At times, depending on market and other conditions, and in the sole discretion of the Subadviser, the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or industries. The Fund generally does not hedge against currency risk. The Fund currently expects to hold between 25 and 40 positions at any time. The Fund is non-diversified.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 pandemic, or in response to events that affect particular industries or companies.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Focused Investment Risk—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), the Fund intends to

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AMG Beutel Goodman International Equity Fund SUMMARY PROSPECTUS

qualify as a regulated investment company accorded favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. The Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
As of March 19, 2021, Beutel Goodman was appointed as subadviser to the Fund and the Fund changed its name to “AMG Beutel Goodman International Equity Fund” and adopted its current investment strategies. The Fund’s performance information for periods prior to March 19, 2021 reflects the Fund’s investment strategy that was in effect at that time and would have been different had the Fund’s current investment strategy been in effect.
To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/22 (Class N)

Best Quarter: 22.70% (4th Quarter 2020)
Worst Quarter: -28.56% (1st Quarter 2020)

Average Annual Total Returns as of 12/31/22
AMG Beutel Goodman International Equity Fund	1 Year	5 Years	Since Inception
Class N Return Before Taxes	-17.51%	-1.24%	1.73%[1]
Class N Return After Taxes on Distributions	-17.85%	-1.84%	1.07%[1]
Class N Return After Taxes on Distributions and Sale of Fund Shares	-9.45%	-0.81%	1.35%[1]
Class I Return Before Taxes	-17.29%	-0.95%	2.03%[1]
Class Z Return Before Taxes	-17.26%	-0.85%	-0.13%[2]
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	-14.45%	1.54%	2.97%[1]
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	-14.45%	1.54%	2.27%[2]
1Class N, Class I and Index performance shown reflects performance since the inception date of the Fund's Class N and Class I shares on April 14, 2014.
2Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on September 29, 2017.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
Beutel, Goodman & Company Ltd.
Portfolio Managers
KC Parker, CFA
Vice President, U.S. and International Equities, Beutel Goodman;
Portfolio Manager of the Fund since March 2021.
Stanley Wu, CFA
Vice President, U.S. and International Equities, Beutel Goodman;
Portfolio Manager of the Fund since March 2021.

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AMG Beutel Goodman International Equity Fund SUMMARY PROSPECTUS

Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly from or to the Fund. Shares may be purchased, sold or exchanged by phone at 800.548.4539, online at www.amgfunds.com, by bank wire (if bank wire instructions are on file for your account) or, through March 8, 2023, by mail to:
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Beginning March 9, 2023, the above mailing address will change to the following:
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534426
Pittsburgh, PA 15253-4426
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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